Exhibit 10(b)62

AMENDMENT TO LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT

As of December 22, 2003

To the Administrating Bank, the Funding
Bank and the Participating Banks party to the
Reimbursement Agreement referred to below

                    Re: System Energy Resources, Inc.

Ladies and Gentlemen:

            Reference is hereby made to that certain Letter of Credit and Reimbursement Agreement, dated as of December 22, 2003, as amended by the First Amendment and Consent to Letter of Credit and Reimbursement Agreement, dated as of May 3, 2004 (as so amended, the "Reimbursement Agreement"), among System Energy Resources, Inc. (the "Company"), Union Bank of California, N.A., as Administrating Bank and as Funding Bank, Banc One Capital Markets, Inc., as Documentation Agent, KeyBank National Association, as Syndication Agent, and the Participating Banks named therein. Terms used herein without definition shall have the meanings assigned in the Reimbursement Agreement.

            The Company desires to amend Section 3(b)(ii) of the Reimbursement Agreement in order to clarify that the Participation Fee should be calculated based on the Maximum Drawing Amount of each Letter of Credit rather than the Maximum Credit Amount thereof.

            By signing this letter where indicated below, the Company, the Administrating Bank, the Funding Bank and the Participating Banks agree to the following:

            SECTION 1.  Amendment to Reimbursement Agreement. Subject to the satisfaction of the conditions set forth in Section 2 hereof, Section 3(b)(ii) of the Reimbursement Agreement is hereby amended by deleting the phrase "Maximum Credit Amount" in its entirety and substituting therefor the new phrase "Maximum Drawing Amount".

            SECTION 2.  Effectiveness. This Amendment shall become effective as of the date hereof upon the receipt by the Administrating Bank of counterparts of this Amendment executed by the Company, the Participating Banks and the Funding Bank.

            SECTION 3.  Reference to and Effect on Reimbursement Agreement. (a) Upon the effectiveness of this Amendment, each reference in the Reimbursement Agreement to "this Reimbursement Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Reimbursement Agreement shall mean and be a reference to the Reimbursement Agreement as amended hereby.

            (b) Except as specifically amended above, the Reimbursement Agreement remains in full force and effect and is hereby in all respects ratified and confirmed.

            SECTION 4. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In furtherance of the foregoing, it is understood and agreed that signatures hereto submitted by facsimile transmission shall be deemed to be, and shall constitute, original signatures.

            SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

SYSTEM ENERGY RESOURCES, INC.

By
     Name:
     Title:

Agreed to as of the 22nd
day of December, 2003:

UNION BANK OF CALIFORNIA, N.A.,
as Administrating Bank, as Funding Bank
and as a Participating Bank

By
     Name:
     Title:

BANK ONE, NA (MAIN OFFICE-
CHICAGO), as a Participating Bank

By
     Name:
     Title:

KEYBANK NATIONAL
ASSOCIATION, as a Participating Bank

By
     Name:
     Title:

BNP PARIBAS, as a Participating Bank

By
     Name:
     Title:

MIZUHO CORPORATE BANK, LTD.,
as a Participating Bank

By
     Name:
     Title:

WACHOVIA BANK, NATIONAL
ASSOCIATION, as a Participating Bank

By
     Name:
     Title:

THE BANK OF NOVA SCOTIA,
as a Participating Bank

By
     Name:
     Title:

UFJ BANK LIMITED, NEW YORK
BRANCH, as a Participating Bank

By
     Name:
     Title:

BANK HAPOALIM B.M., as a
Participating Bank

By
     Name:
     Title: